Exhibit 10.5

EXECUTION COPY

University of Pennsylvania

Third Amendment to the Amended and Restated Patent License Agreement

This Third Amendment (the “Third Amendment”) is made and entered into as of December 12, 2011 (the “Effective Date”) by and between The Trustees of the University of Pennsylvania (hereinafter referred to as “Penn”) and Advaxis, Inc., a corporation organized and existing under the laws of Delaware (hereinafter referred to as “Company”) having a place of business at 305 College Road East, Princeton, NJ 08540.

WHEREAS, Penn and Company entered into an Amended and Restated License Agreement dated February 13, 2007 (the “Agreement”); and

WHEREAS, Penn and Company entered into a First Amendment to the Agreement dated March 26, 2007 (the “First Amendment”); and

WHEREAS, Penn and Company entered into a Second Amendment to the Agreement dated May 10, 2010 (the “Second Amendment”); and

WHEREAS, Company desires to further amend the Agreement to add docket numbers W5279 and X5631 (hereinafter referred to as the “Additional Penn Dockets”) developed under the supervision of, or in collaboration with, Dr. Yvonne Paterson;

All terms not specifically defined herein will have the meaning ascribed to them in the Agreement, as amended.

Now, therefore, in consideration of the foregoing premises, and intending to be legally bound hereby, the parties hereto agree as follows:

1)	Attachment 1 - List of Intellectual Property is deleted in its entirety and replaced with Exhibit 1 to this Third Amendment, which includes the Additional Penn Dockets.

2)	On the Effective Date of this Third Amendment Company shall pay to Penn a non-refundable, non-assessable option exercise fee of $20,000.

3)	Within thirty (30) days of the execution of this Third Amendment, Company agrees to pay all historical patent expenses associated with this Third Amendment, if any, that adds the Additional Dockets. These expenses include, but are not limited to, all historically accrued patent and licensing expenses, attorney’s fees, official fees and all other charges incident to the preparation, prosecution and maintenance of the Penn Patent Rights that were incurred and docketed by Penn relating to the Additional Penn Dockets on or before the Effective Date of this Third Amendment.

4)	This section reaffirms Company’s obligations to reimburse Penn for all documented attorney’s fees, expenses, official fees and other charges incident to the preparation, prosecution, maintenance and licensing of Penn Patent Rights pursuant to the terms of the Agreement, as amended.

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5)	Except as specifically modified or amended hereby, the Agreement, as amended by the First Amendment and the Second Amendment, shall remain in full force and effect.

6)	No provision of this Amendment may be modified or amended except expressly in a writing signed by all parties nor shall any term be waived except expressly in a writing signed by the party charged therewith.

7)	This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Third Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA
By:	/s/ Michael J. Cleare
Name:	Michael J. Cleare, PhD
Title:	Executive Director
Date:	12/07/11

ADVAXIS, INC.
By:	/s/ John Rothman
Name:	John Rothman
Title:	Executive VP: Science & Operations
Date:	December 2, 2011

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Exhibit 1
List of Intellectual Property

D751	Live, Recombinant Listeria Monocytogenes Vaccines and Production of Cytotoxic T-Cell Response

File Date	Serial No.	Patent No.	App Type	Status	Country
02/07/1994	08/192,857		CIP	Abandoned	US
10/31/1990	07/606,546		Utility	Abandoned	US
03/26/1993	08/038,356		CIP	Abandoned	US
12/30/1994	08/366,477	5,830,702	Continuation	Issued	US

H1219	Specific Immunotherapy of Cancer Using a Live Recombinant Bacterial Vaccine Vector

File Date	Serial No.	Patent No.	App Type	Status	Country
11/03/1995	PCT/U51995/014741	11/03/1995	PCT	Expired	WPO
11/03/1995	95939926.2	0790835	EPOValidated	Issued	Germany
11/03/1995	95939926.2	0790835	EPOValidated	Issued	Switzerland
11/03/1995	95939926.2	0790835	EPOValidated	Issued	Liechtenstein
11/03/1995	95939926.2	0790835	EPOValidated	Issued	Belgium
11/03/1995	95939926.2	0790835	EPOValidated	Issued	Ireland
11/03/1995	95939926.2	0790835	EPOValidated	Issued	France
11/03/1995	95939926.2	0790835	EPOValidated	Issued	UK
11/03/1995	515534/96	3995712	National Phase	Issued	Japan
11/08/1994	08/336,372	6,051,237	Utility	Issued	US
11/03/1995	95939926.2	0790835	National Phase	Issued	EPO
11/03/1995	2,204,666	2,204,666	National Phase	Issued	Canada
05/10/2007	2007-125462		Divisional	Filed	Japan

Methods and compositions for Immunotherapy of cancer

03/27/2000	09/535,212	6,565,852	CIP	Issued	US
05/20/2003	10/441,851	7,135,188	Continuation	Filed	US

J1598	Bacterial Vaccines Comprising Auxotrophic, Attenuated Strains of $1(Listeria)Expressing Heterologous Antigens

File Date	Serial No.	Patent No.	App Type	Status	Country
11/13/1998	PCT/US1998/024357		PCT	Expired	WPO

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Immunogenic Compositions Comprising DAL/DAT Double-Mutant, Auxotrophic, Attenuated Strains of Listeria and their Methods of Use

File Date	Serial No.	Patent No.	App Type	Status	Country
11/13/1998	2,309,790	05083948	National Phase	Issued	Canada
11/18/1997	08/972,902	6,099,848	Utility	Issued	US
11/13/1998	14108/99	730296	National Phase	Issued	Australia
10/07/2008	12/216,806		Continuation	Filed	US
11/13/1998	98957980.0	1032417	National Phase	Issued	EPO
11/13/1998	98957980.0		EPOValidated	Issued	France
11/13/1998	98957980.0	698 41 437. 3-08	EPOValidated	Issued	Germany
11/13/1998	98957980.0		EPOValidated	Issued	UK

Isolated nucleic adds comprising Listeria dal and dat genes

File Date	Serial No.	Patent No.	App Type	Status	Country
03/07/2000	09/520,207	6,504,020	Divisional	Issued	US
05/01/2002	10/136,253	6,635,749	Divisional	Issued	US

A Bacterial Vaccine Vector and Methods of Use Thereof

File Date	Serial No.	Patent No.	App Type	Status	Country
09/11/2003	10/660,194	7,488,487	Continuation	Issued	US

L2134	Compositions, Methods, and Kits for Enhancing the Immunogenicity of a Bacterial Vaccine Vector

File Date	Serial No.	Patent No.	App, Type	Status	Country
01/09/2003	60/439,009		Provisional	Expired	US
01/04/2001	60/259,738		Provisional	Expired	US
	20044204751		National Phase	Abandoned	Australia
	06104227 1		National Phase	Abandoned	Hong Kong
01/08/2004	PCT/US2004/000366		PCT	Expired	WPO
01/08/2004	04700858.6		EPO	Abandoned	EPO
	2,512,812		National Phase	Abandoned	Canada
	169553		National Phase	Abandoned	Israel
01/08/2008	2006-500840		National Phase	Abandoned	Japan
04/27/2006	10/541,614		National Phase	Filed	US

02876	Compositions and Methods for Enhancing the Immunogenicity of Antigens

Q3610	Antibiotic Resistance Free DNA Vaccines

File Date	Serial No.	Patent No.	App Type	Status	Country
08/13/2004	60/601,493		Provisional	Expired	US
	05810446.4		EPO	Abandoned	EPO
	2007-525862		National Phase	Filed	Japan
08/15/2005	2,577,270		National Phase	Abandoned	Canada
08/15/2005	PCT/US2005/028896		PCT	Expired	WPO
08/15/2005	2005271247		National Phase	Abandoned	Australia
08/15/2005	11/203,408		Utility	Filed	US

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Q3614	Methods for Constructing Antibiotic Resistance Free Vaccines

File Date	Serial No.	Patent No.	App Type	Status	Country
08/15/2005	PCT/US2005/028895		PCT	Expired	WPO
08/13/2004	60/601,492		Provisional	Expired	US
08/15/2005	2005271246		National Phase	Abandoned	Australia
08/15/2005	2,577,306		National Phase	Abandoned	Canada
08/15/2005	2007-525861		National Phase	Filed	Japan
08/15/2005	05808671.1		EPO	Filed	EPO
08/15/2005	11/203,415		Utility	Filed	US

Antibiotic Resistance Free Vaccines and Methods for Constructing and Using Same

File Date	Serial No.	Patent No.	App Type	Status	Country
04/16/2007	11/785,249		CIP	Filed	US
04/27/2007	11/818,965		CIP	Filed	US
04/15/2008	08742912.2		National Phase	Filed	EPO
04/15/2008	2010-504068		National Phase	Filed	Japan
04/15/2008	PCT/U508/04861		PCT	Expired	WPO

A technique for constructing antibiotic resistant free vaccine strains of plasmid L monocytogenes that express antigen from a high copy number

File Date	Serial No.	Patent No.	App Type	Status	Country
4/27/2007	60/924,033		Provisional	Expired	US

R3702	Listeria-Based and Llo-Based Vaccines

File Date	Serial No.	Patent No.	App Type	Status	Country
	2,581,331		National Phase	Abandoned	Canada
09/14/2005	PCT/US2005/032682		PCT	Expired	WPO
	2007-533537		National Phase	Filed	Japan
	2005289957		National Phase	Abandoned	Australia
11/10/2005	60/735,184		Provisional	Expired	US
	05811815.9		National Phase	Filed	EPO
09/24/2004	10/949,667	7,794,729	CIP	Issued	US
09/13/2005	11/223,945	7,820,180	CIP	Issued	US

LLO-encoding DNA/nucleic acid vaccines and methods comprising same

File Date	Serial No.	Patent No.	App Type	Status	Country
11/13/2006	12/084,829		National Phase	Abandoned	US
11/13/2006	PCT/U506/43987		PCT	Expired	WPO

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54225	Compositions and Methods for Treatment of Non-Hodgkins Lymphoma

File Date	Serial No.	Patent No.	App Type	Status	Country
05/02/2006	11/415,271		CIP	Filed	US
05/02/2007	PCT/US2007/10635		PCT	Expired	WPO

Compositions and Methods for Enhancing the Immunogenicity of Antigens

File Date	Serial No.	Patent No.	App Type	Status	Country
03/07/2008	08726578.1		National Phase	Filed	EPO
03/07/2008	2009-552749		National Phase	Filed	Japan

Compositions and Methods for Treatment of Cervical Cancer

File Date	Serial No.	Patent No.	App Type	Status	Country
03/08/2007	11/715,497		CIP	Filed	US
03/07/2008	PCT/US2008/03067		PCT	Expired	US

S4243	Methods and Compositions for Treating IgE-Mediated Diseases

File Date	Serial No.	Patent No.	App Type	Status	Country
08/06/2007	07811120.0		National Phase	Filed	EPO
08/06/2007	2009-523812		National Phase	Abandoned	Japan
08/04/2006	60/835,420		Provisional	Expired	US
08/06/2007	PCT/US2007/017479		PCT	Expired	WPO
08/06/2007	11/882,782		Utility	Abandoned	US

T4531	Detoxified Non-Hemolytic LLO (by Site-Direct Mutagenesis) as a Protein Carrier for Antigens to Enhance Immunogenicity

File Date	Serial No.	Patent No.	App Type	Status	Country
06/23/2008	12/213,696		CIP	Filed	US
06/22/2009	PCT/US09/413085		PCT	Flied	WPO

U4810	Compositions Comprising Angiogenic Factors and Methods of use Thereof

File Date	Serial No.	Patent No.	App Type	Status	Country
03/04/2009	61/157,367		Provisional	Filed	US
03/04/2010	PCT/US10/26257		PCT	Filed	WPO

W5279	ISG 15 is a novel tumor antigen that can be used as a target for immunotherapy

File Date	Serial No.	Patent No.	App Type	Status	Country
4/19/10	61/325473		Provisional	Filed	US
TBD	TBD		Utility	In Prep	US

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X5631	The use of Listeria vaccine vectors to reverse vaccine unresponsiveness in parasitically infected individuals

File Date	Serial No.	Patent No.	App Type	Status	Country
10/01/2010	61/388,822		Provisional	Filed	US
11/03/2010	61/409,730		Provisional	Filed	US

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